UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

GBT TECHNOLOGIES INC.

(Exact name of small business issuer as specified in its charter)

Nevada	000-54530	27-0603137
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

2500 Broadway, Suite F-125, Santa Monica, CA 90404

(Address of principal executive offices) (Zip code)

Registrant’s telephone number including area code: 424-238-4589

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: Not applicable.

Title of each class	Trading Symbol	Name of each exchange on which registered
Not applicable.

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Item 8.01	Other Events

Inability to file Annual Report on Form 10-K for the year ended December 31, 2019 in a timely manner due to circumstances related to COVID-19 global pandemic.

GBT Technologies, Inc. (the “Company”) will be unable to file its 2019 Annual Report on Form 10-K by the original deadline of March 30, 2020 due to circumstances related to the global impact of COVID-19. The Company’s headquarters is located in California. On March 19, 2020, California Governor Gavin Newsom issued a stay at home order to protect the health and well-being of all Californians and to establish consistency across the state in order to slow the spread of COVID-19. California is therefore under strict quarantine control and travel has been severely restricted, resulting in disruptions to work, communications, and access to files (due to limited access to facilities). As such, the Company’s finance team will be unable to complete the preparation of the Company’s consolidated financial statements and the Form 10-K until after March 30, 2020.

The Company is relying on the SEC order dated March 4, 2020 (Release No. 34-88318) to extend the due date for the filing of its Form 10-K until May 14, 2020 (45 days after the original due date). The Company will work diligently to comply with such requirement, and, at this time, management believes that it may need the entire available extension period.

Additional risk factor disclosure

The following is a risk factor relating to the global COVID-19 pandemic.

The Company operates in a high-tech marketplace and relies on professionals and partnerships all over the world, which is impacted by the global pandemic, causing the Company’s resources to be affected. Our business operations have been and may continue to be materially and adversely affected by the coronavirus disease COVID-19.

An outbreak of respiratory illness caused by COVID-19 emerged in Wuhan city, Hubei province, PRC, in late 2019 and has been expanding globally. COVID-19 is considered to be highly contagious and poses a serious public health threat.

On March 19, 2020, the California Governor announced the lockdown of California in an attempt to slow the spread of the virus. Since then, other measures have been imposed in other countries and major cities in the USA, including Los Angeles, and throughout the world in an effort to contain the COVID-19 outbreak. The World Health Organization (the “WHO”) is closely monitoring and evaluating the situation. On March 11, 2020, the WHO declared the outbreak of COVID-19 a pandemic, expanding its assessment of the threat beyond the global health emergency it had announced in January. Any outbreak of such epidemic illness or other adverse public health developments in the USA or elsewhere in the world may materially and adversely affect the global economy, our markets and our business.

In the first quarter of 2020, the COVID-19 outbreak has caused disruptions in our development operations, which have resulted in delays on exiting projects. A prolonged disruption or any further unforeseen delay in our operations of the development, delivery and assembly process within any of our activities could continue to result in, increased costs and reduced revenue.

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We cannot foresee whether the outbreak of COVID-19 will be effectively contained, nor can we predict the severity and duration of its impact. If the outbreak of COVID-19 is not effectively and timely controlled, our business operations and financial condition may be materially and adversely affected as a result of the deteriorating market outlook for sales, the slowdown in regional and national economic growth, weakened liquidity and financial condition of our customers and vendors or other factors that we cannot foresee. Any of these factors and other factors beyond our control could have an adverse effect on the overall business environment, cause uncertainties, cause our business to suffer in ways that we cannot predict and materially and adversely impact our business, financial condition and results of operations.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to future events or the Company’s future financial performance. The Company has attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “expects,” “can,” “continues,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should” or “will” or the negative of these terms or other comparable terminology. Such statements are subject to certain risks and uncertainties, including the matters set forth in this Form 8-K or other reports or documents the Company files with the Securities and Exchange Commission from time to time, which could cause actual results or outcomes to differ materially from those projected. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. Undue reliance should not be placed on these forward-looking statements, which speak only as of the date hereof. The Company’s expectations are as of the date this Form 8-K is filed, and the Company does not intend to update any of the forward-looking statements after the date this Form 8-K is filed to conform these statements to actual results, unless required by law. All of the forward-looking statements are qualified in their entirety by reference to the factors discussed under Item 1A. “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission, and in this Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GBT TECHNOLOGIES INC.

By:/s/ Douglas Davis

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Name: Douglas Davis

Title: Chief Executive Officer

Date: March 30, 2020

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